Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

Note I: Income Taxes

The components of the Corporation’s tax expense (benefit) on income from continuing operations are as follows:

years ended December 31
(add 000)	2012	2011	2010
Federal income taxes:
Current	$(2,926)	$15,968	$10,534
Deferred	12,581	4,080	14,779
Total federal income taxes	9,655	20,048	25,313
State income taxes:
Current	373	2,827	1,988
Deferred	1,670	(882)	3,429
Total state income taxes	2,043	1,945	5,417
Foreign income taxes:
Current	4,062	(1,006)	(260)
Deferred	1,190	--	443
Total foreign income taxes	5,252	(1,006)	183
Total taxes on income	$16,950	$20,987	$30,913

For the year ended December 31, 2012, the current federal tax benefit is primarily attributable to the estimated settlement of the Advanced Pricing Agreement (“APA”) between the United States and Canadian taxing authorities for intercompany shipments during the years 2007 to 2011, and a refund related to the 2006 tax year.

For the years ended December 31, 2012 and 2010, excess tax benefits attributable to stock-based compensation transactions that were recorded to shareholders’ equity amounted to $777,000 and $1,291,000, respectively. For the year ended December 31, 2011, the realized tax benefit for stock-based compensation transactions was less than the amounts estimated during the vesting periods. As a result, the Corporation reduced its pool of excess tax benefits by $966,000.

For the years ended December 31, 2012, 2011 and 2010, foreign pretax loss was $5,473,000, $12,897,000 and $2,410,000, respectively. In 2012, the current foreign tax expense primarily relates to the estimated settlement of the APA between the United States and Canadian taxing authorities offset by the reversal of the valuation allowance on deferred tax assets. In 2011, the current foreign tax benefit included refunds for the double taxation resulting from the Canadian Revenue Authority’s audit of the Canadian subsidiary. Any tax effect of currency translations included in foreign taxes was immaterial.

The Corporation’s effective income tax rate on continuing operations varied from the statutory United States income tax rate because of the following permanent tax differences:

years ended December 31	2012	2011	2010
Statutory tax rate	35.0%	35.0%	35.0%
Increase (reduction) resulting from:
Effect of statutory depletion	(17.8)	(17.5)	(12.8)
State income taxes	1.3	1.3	2.7
Foreign valuation allowance	(3.4)	2.6	0.8
Foreign taxes, other	0.5	0.8	(0.2)
Domestic production deduction	0.1	(1.6)	(1.6)
Advanced pricing agreement	1.0	--	--
Medicare subsidy	(0.1)	0.2	1.8
Other items	(0.1)	0.1	(1.9)

Effective income tax rate	16.5%	20.9%	23.8%

For income tax purposes, the statutory depletion deduction is calculated as a percentage of sales, subject to certain limitations. Due to these limitations, changes in sales volumes and earnings may not proportionately affect the Corporation’s effective income tax rate on continuing operations.

The settlement of the APA will allow the Corporation to utilize certain net operating loss and tax credit carryforwards for which a valuation allowance was previously established. Accordingly, the Corporation reversed a $3,644,000 valuation allowance in 2012. The Corporation increased its valuation allowance attributable to net operating loss carryforwards of its wholly-owned Canadian subsidiary by $2,680,000 in 2011.

No deferred tax asset was recognized on the loss of the Corporation’s wholly-owned Bahamas subsidiary in 2012 and 2011 since the tax benefit is not expected to reverse in the foreseeable future.

The Corporation is entitled to receive a nine percent tax deduction related to income from domestic (i.e., United States) production activities. For 2012, no deduction was allowed due to the taxable income limitation. The deduction reduced income tax expense and increased net earnings by $2,035,000, or $0.04 per diluted share, in 2011 and $1,696,000, or $0.04 per diluted share, in 2010.

In 2010, the Patient Protection and Affordable Care Act reduced the tax benefits available to an employer that receives the Medicare Part D subsidy. In 2012, the Corporation does not qualify for the subsidy.

During 2012, 2011 and 2010, several states in which the Corporation operates enacted changes to tax rates which were determined to be immaterial to the overall effective income tax rate.

The principal components of the Corporation’s deferred tax assets and liabilities are as follows:

December 31	Deferred Assets (Liabilities)
(add 000)	2012	2011
Deferred tax assets related to:
Employee benefits	$33,258	$37,903
Inventories	54,555	60,462
Valuation and other reserves	17,752	14,882
Net operating loss carryforwards	8,891	10,835
Other items, net	1,511	--

Gross deferred tax assets	115,967	124,082
Valuation allowance on deferred tax assets	(6,572)	(9,402)

Total net deferred tax assets	109,395	114,680

Deferred tax liabilities related to:
Property, plant and equipment	(260,190)	(258,433)
Goodwill and other intangibles	(70,669)	(54,782)
Other items, net	--	(1,132)

Total deferred tax liabilities	(330,859)	(314,347)

Net deferred tax liability	$(221,464)	$(199,667)

Additionally, the Corporation had net deferred tax assets of $73,588,000 and $58,277,000 for certain items recorded in accumulated other comprehensive loss at December 31, 2012 and 2011, respectively.

The Corporation’s deferred tax assets and (liabilities) are recognized on the consolidated balance sheets as follows:

December 31
(add 000)	2012	2011
Current deferred income tax benefits	$77,716	$80,674
Noncurrent deferred income taxes	(225,592)	(222,064)

Net deferred income taxes	$(147,876)	$(141,390)

Deferred tax assets for employee benefits result from the temporary differences between the deductions for pension and postretirement obligations and stock-based compensation transactions. For financial reporting purposes, such amounts are expensed based on authoritative accounting guidance. For income tax purposes, amounts related to pension and postretirement obligations are deductible as funded. Amounts related to stock-based compensation transactions are deductible for income tax purposes upon vesting or exercise of the underlying award. A deferred tax asset is carried on stock options that had exercise prices that exceeded the Corporation’s stock price at December 31, 2012. If these options expire without being exercised, the deferred tax assets are written off by reducing the pool of excess tax benefits to the extent available and expensing any excess.

Deferred tax liabilities for property, plant and equipment result from accelerated depreciation methods being used for income tax purposes as compared with the straight-line method for financial reporting purposes.

Deferred tax liabilities related to goodwill and other intangibles reflect the cessation of goodwill amortization for financial reporting purposes, while amortization continues for income tax purposes.

The Corporation had domestic and foreign net operating loss carryforwards of $179,029,000 and $140,738,000 at December 31, 2012 and 2011, respectively. These carryforwards have various expiration dates through 2032. At December 31, 2012 and 2011, the deferred tax assets associated with these carryforwards were $8,891,000 and $10,835,000, respectively, for which valuation allowances of $5,185,000 and $8,846,000, respectively, were recorded. The Corporation also had domestic and foreign tax credit carryforwards of $10,124,000 and $3,761,000 at December 31, 2012 and 2011, respectively, for which valuation allowances were recorded in the amount of $1,387,000 and $556,000 at December 31, 2012 and 2011, respectively. Alternative Minimum Tax credits of $6,295,000 have an indefinite life. All other domestic and foreign tax credits have various expiration dates through 2018 and 2031, respectively.

The Corporation provides deferred taxes, as required, on the undistributed net earnings of all non-U.S. subsidiaries for which the indefinite reversal criterion has not been met. The Corporation expects to reinvest permanently the earnings from its wholly-owned Canadian subsidiary and accordingly, has not provided deferred taxes on the subsidiary’s undistributed net earnings. As a result of the estimated settlement of the APA, the Canadian subsidiary’s undistributed net earnings have been materially impacted. Management estimates the undistributed net earnings to be approximately $23,400,000. The determination of the unrecognized deferred tax liability for temporary differences related to the investment of the wholly-owned Canadian subsidiary is not practicable due to the complexities associated with the calculation of a hypothetical tax liability payable upon the repatriation of earnings.

The following table summarizes the Corporation’s unrecognized tax benefits, excluding interest and correlative effects:

years ended December 31 (add 000)	2012	2011	2010
Unrecognized tax benefits at beginning of year	$9,288	$11,011	$16,722
Gross increases – tax positions in prior years	19,434	1,217	19,619
Gross decreases – tax positions in prior years	(13,876)	(1,510)	(3,258)
Gross increases – tax positions in current year	1,555	6,274	6,462
Gross decreases – tax positions in current year	--	(4,625)	(5,135)
Settlements with taxing authorities	(1,021)	(3,079)	(12,573)
Lapse of statute of limitations	--	--	(10,826)

Unrecognized tax benefits at end of year	$15,380	$9,288	$11,011

At December 31, 2012 and 2011, unrecognized tax benefits of $14,386,000 and $4,915,000, respectively, related to interest accruals and permanent income tax differences net of federal tax benefits, would have favorably affected the Corporation’s effective income tax rate if recognized.

Unrecognized tax benefits are reversed as a discrete event if an examination of applicable tax returns is not begun by a federal or state tax authority within the statute of limitations or upon effective settlement with federal or state tax authorities. Management believes its accrual for unrecognized tax benefits is sufficient to cover uncertain tax positions reviewed during audits by taxing authorities. The Corporation’s open tax years that are subject to federal examination are 2008 through 2012. The Corporation anticipates that it is reasonably possible that its unrecognized tax benefits may decrease up to $9,834,000, excluding indirect benefits, during the twelve months ending December 31, 2013 due to the expected settlement of the APA with the taxing authorities and the expiration of the statute of limitations for the 2009 tax year.

For the year ended December 31, 2012, gross increases in tax positions in prior years included the estimated effect of the APA that increased the sales price charged for intercompany shipments during the years 2007 through 2011. Upon final settlement, the Corporation will be allowed a corresponding refund of tax in the United States for the years 2007 through 2011, which is not included in unrecognized tax benefits at December 31, 2012.

For the year ended December 31, 2012, $1,617,000, or $0.04 per diluted share, was reversed into income resulting from a refund of federal tax and interest related to the 2006 tax year and the estimated effects of the APA. For the year ended December 31, 2011, $3,010,000, or $0.07 per diluted share, was reversed into income upon the favorable effective settlement of the Internal Revenue Service audit for the 2008 tax year. For the year ended December 31, 2010, $5,571,000, or $0.12 per diluted share, was reversed into income upon the effective settlement of issues related to the 2004 and 2005 tax years, the effective settlement of the IRS audit for the 2007 tax year and the expiration of the statute of limitations for federal examination of the 2006 tax year.

For the years ended December 31, 2012, 2011 and 2010, total interest, net of tax, included in income tax expense in the consolidated statements of earnings was $119,000, $305,000 and $1,327,000, respectively. At December 31, 2012, accrued interest of $156,000, net of tax benefits of $102,000, was recorded as a noncurrent liability on the Corporation’s consolidated balance sheet; and accrued interest of $179,000, for which there is no related tax benefit, was recorded as a current liability. At December 31, 2011, accrued interest of $220,000, net of tax benefits of $144,000, was recorded as a noncurrent liability on the Corporation’s consolidated balance sheet; and accrued interest of $54,000, net of tax benefits of $35,000, was recorded as a current liability.

On December 23, 2011, the U.S. Treasury Department issued comprehensive temporary and proposed regulations addressing the treatment of expenditures related to tangible property for tax purposes. On March 7, 2012, the IRS issued two revenue procedures containing administrative guidance related to the adoption of the new rules. The IRS granted taxpayers administrative relief and audit protection for a two-year period. In 2012, the effective date of the regulations was extended to tax years beginning January 1, 2014. Management has begun to evaluate the changes necessary to comply with the regulations and the related administrative procedures and is not currently aware of any adjustments that would be material to the Corporation’s consolidated financial position and results of operations. As part of its compliance with these regulations, the Corporation reversed its unrecognized tax benefits related to repairs and maintenance as of March 31, 2012.